EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Cotiviti Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September  30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adrienne Calderone, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   November 1, 2017

/s/ ADRIENNE CALDERONE
Adrienne Calderone
Vice President and Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.